EXHIBIT 99.1

     Annual Meeting

September 8, 2008

Safe Harbor Statement

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are contained in the Corporation’s filings with the Securities and Exchange Commission and include, but are not limited to: information of a preliminary nature that may be subject to adjustment, potentially not obtaining or delay in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, development by competitors of new or superior products or less expensive products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, and other risks identified in this report and from time to time in our periodic reports and registration statements. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Generic Pharmaceutical Industry Overview

The Generic Pharmaceutical Industry primarily consists of generic versions of brand pharmaceuticals that have lost their patent exclusivity or are products that do not infringe the innovator’s patent

U.S. brand pharmaceutical sales for 2007 were $228 billion. U.S. generic pharmaceutical sales were $58.5 billion*

The U.S. market for unbranded generics grew by 8% in 2007*

Generic pharmaceuticals account for 67.3% of all prescriptions dispensed in the
United States*

Blockbuster products coming off patent are valued at $13 billion in Calendar 2008

*Source: IMS Health

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Company Overview

Established in 1984, based in Detroit, MI

Caraco develops, manufactures, markets and distributes generic and private-label pharmaceuticals

In 1997, Sun Pharmaceutical Industries, Ltd. invested $7.5 million in Caraco through a stock purchase agreement

In 2002, Caraco signed an agreement with Sun for the technology transfer of 25 products

All 25 products have been selected and passed their respective bio-studies

At the Beginning of Calendar 2007, Caraco entered into a definitive marketing agreement for
Sun ANDAs

During Fiscal 2008, Caraco entered into a distribution and sale agreement for Paragraph IV
Sun products

Total of four products are being developed under definitive agreements with unaffiliated third party developers or formulators

Sun Pharmaceutical Industries, Ltd.

Established in 1983, Sun is an international, integrated, specialty pharmaceutical company.  It manufactures and markets a large basket of pharmaceutical formulations as branded generics as well as generics in India, US and several other markets across the world.

In India, Sun is a leader in niche therapy areas of Psychiatry, Neurology,
Cardiology, Diabetology, Gastroenterology, and Orthopedics.  The company has strong skills in product development, process chemistry, and manufacturing of complex API, as well as dosage forms.

Largest drug maker in India based on a market cap value of approximately US $5 billion

Together, Caraco’s and Sun’s Research and Development represent 88 ANDAs awaiting approval at the FDA

Our Competitive Advantages

Size of our Product Portfolio vs. the Size of Company

Ability to service our customers’ immediate needs

Management

Experienced in the industry

Disciplined

Product Portfolio

Deep pipeline through diverse paths of development

Many products vertically integrated via Sun API’s

Strong Customer Relationships

Removal of Barriers, Execution

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Fiscal 2008 Financial Overview

Sales of $350 million compared to $117 million over the same period last year

Gross Profit of $85 million compared to $58 million over the same period last year

Pre-tax Income of $42 million compared to $27 million in the previous year

Cash Flow From Operations of $28 million compared to $28
million in the previous year

Fiscal 2008 in Review

7th consecutive year of growth in sales

Maintained gross profit of 49% for manufactured products

SG&A as a percentage of net sales declined to 4% for Fiscal
2007, as compared to 8% for the corresponding period of
Fiscal 2007. Peer group SG&A as a percentage of net sales is estimated to be in the mid to upper teens as a percentage

$ in US Millions

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Annual Results (in US $ millions)

*Change in Fiscal year. Covers transition period from 1/1/2005 to 3/31/2005

60

36

(0)

22

17

9

-4

5

83

41

-10

9

117

58

27

28

350

85

35

28

(25)

25

75

125

175

225

275

325

2004

F2005*

F2006

F2007

F2008

Net Sales

Gross

Profit

Net Income

Cash Flow

from

operations

Product Market Share Trends

Caraco’s current product portfolio consists
of 54 products in 118 strengths

23 of the 54 products are in the top three of
generic market share

Net Sales by Trade Class

Fiscal 2008

19%

17%

15%

16%

33%

Fiscal 2007

12%

22%

30%

16%

20%

CHAIN

DISTRIBUTOR

GOVERNMENT

MANAGED CARE/MAIL ORDER

WHOLESALER

Internal Product Development

Product Filings

Fiscal 2008: Filed 8 ANDAs (7 Products) with the FDA

Fiscal 2009 Q1: Filed one NDA

Approvals

Fiscal 2008: FDA approval of 12 ANDA’s relating to 11
products

Fiscal 2009 Q1: FDA approval of 8 ANDA’s relating to 3
products

Fiscal 2006
Fiscal 2007
Fiscal 2007
Fiscal 2008
Fiscal 2008
Fiscal 2008

CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Internal Product Development

16

19

1

7

8

11

19

10

0

5

10

15

20

25

30

Number of ANDA Filings

Products Filed

ANDAs Awaiting Approval

Products Awaiting Approval

Product Litigation

Lexapro - Forest has two U.S. patents listed with the FDA that they claim cover Lexapro, the ‘712 patent and the ‘941 patent. We filed an ANDA in which we certified to the noninfringement and/or invalidity of both patents. On July 10, 2006, Forest sued us on the ‘712 patent in federal court in Detroit, Michigan. On February 23, 2007, the court partially stayed discovery pending a decision in the U.S. Court of Appeals for the Federal Circuit in a related case in federal court in Delaware. The Delaware case involved Forest’s assertion of the ‘712 patent against Ivax Pharmaceuticals. On December 3, 2007, after the appellate court affirmed the Delaware district court’s finding that the ‘712 patent was valid and infringed by Ivax, the Detroit judge issued a ruling allowing discovery to proceed in our case. Accordingly, discovery is now ongoing.

We also filed a separate case challenging the ‘941 patent on the grounds of noninfringement. On April 23, 2007, Forest granted us a covenant not to sue on the ‘941 patent and, based upon that covenant, the Detroit court dismissed the case for lack of a controversy. For strategic reasons, we appealed. On April 1, 2008, the Federal Circuit reversed, finding that the covenant not to sue did not moot the controversy between the parties and that we could therefore proceed with our lawsuit.  Forest subsequently filed a motion for en banc review of the decision, which was denied on June 24, 2008.  The case is in the process of being returned to the district court.

Prandin – Novo Nordisk filed suit against us in Michigan for patent infringement.  FDA granted tentative approval on August 13, 2007. The parties are in discovery. No trial date has been set.

Ultracet - Ortho originally filed suit in Michigan for patent infringement. We certified to noninfringement and obtained summary judgment of noninfringement. This decision was recently affirmed by the Federal Circuit. Our generic version of Ultracet is presently on the market. Ortho subsequently filed for a reissue patent, and again sued for patent infringement in New Jersey. We certified to invalidity of the reissue patent and filed another motion for summary judgment. On April 18, 2008, the United States District Court of New Jersey granted our motion for summary judgment that the claims of the reissue patent are invalid.  Ortho has moved for entry of final judgment so that it can appeal the district court’s decision.

Clarinex - Schering filed suit in both New Jersey and Michigan for patent infringement against us and Sun. Sun certified to noninfringement and invalidity. We filed a motion to dismiss for lack of subject matter jurisdiction because Sun is the ANDA filer, not us. Schering also filed suit against several other ANDA filers. Each of these proceedings has been consolidated in New Jersey for pretrial proceedings.  Fact discovery is ongoing.  No trial date has been set.

Capacity

At the start of 2007, facilities included 114,000 sq ft owned and 67,000 sq ft leased for total footprint of approximately 180,000 sq ft

2008 additions

Acquired and opened 135,000 sq ft distribution warehouse

Expansion of 140,000 sq ft to be occupied approximately November 1,
2008 using redevelopment incentives from the City of Detroit and State of
MI

Fiscal 2008 production was approximately 300 million tablets per month, up from Fiscal 2007 production of approximately 270 million tablets per month.

Currently running two shifts, five days a week and partial shifts on weekends

Manual equipment being replaced by automatic equipment as we grow for better throughput

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Initiatives Fiscal 2009

Quality

Continue to focus and improve on FDA compliance.

Increase cGMP training to accommodate growing staff
and compliance.

Management

Increase focus on succession planning.

Increase management training and development.

Initiatives Fiscal 2009

Research & Development

Increase research and development activities, with a view
to increase the number of ANDA filings.

Research possible development of brands for existing
stream of products where such potential exists.

Sales

Increased market share for certain existing products and
recently introduced products.

Enhanced customer reach and satisfaction.

Initiatives Fiscal 2009

Capacity and Efficiency

Continue to invest in equipment and facilities to
expand capacity to meet requirements of projected
short and long-term growth while improving quality.

Build or lease new facilities to meet the increased
demand for production and warehousing in short and
long term.

Achieving further operational efficiencies by attaining
economies of scale and cost reduction per unit.

Initiatives Fiscal 2009

Business Opportunities

Increase revenue and cash by marketing ANDAs

owned by Sun Pharma and other third parties.

Expand our relationships with financial institutions to

fortify our credit position and borrowings if necessary.

Look for potential acquisitions that either complement

or are synergistic to our current business model.

Research alternate product development sources and

product licenses

Drivers Fiscal 2009

FDA product approvals

Maximize market share on current portfolio

Improve operational execution

Streamline processes and reduce operational costs

Contents

I.

Industry Overview

II.

Caraco Overview

III.

Fiscal 2008 in Review

IV.

Fiscal 2009 Initiatives & Drivers

V.

Summary

Summary

We are Built to Fit the Current Competitive Environment

Size and management structure conducive to success

Large basket of products awaiting FDA approval

Vertical integration with Sun allows us to enjoy longer lifecycles and value on products that we market

Increasing capacity

Focus on Quality